SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                 FORM 8-K/A
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                               June 23, 1998
                     (Date of earliest event reported)


                          UNITRODE CORPORATION
           (Exact name of Registrant as specified in its charter)


  Maryland                      1-5609                     04-2271188
 (State of                (Commission File No.)          (IRS Employer
 Incorporation)                                        Identification No.)


                7 Continental Boulevard, Merrimack, NH 03054
        (Address of principal executive offices, including zip code)


                                (603) 424-2410
            (Registrant's telephone number, including area code)


                                Not Applicable
       (Former name or former address, if changed since last report)



 Item 5.   Other Events.


      In the 8-K filing of June 24, 1998, the exercise price for the option was inadvertently misstated as $11.13 per share in both the Form 8-K and in the Amendment to the Stock Option Agreement, attached as Exhibit 2.2 thereto. The correct exercise price for the option is $11.38. This amended 8-K and the attached Amendment to the Stock Option Agreement have been changed to reflect this corrected option price.

      On June 23, 1998, Unitrode Corporation a Maryland corporation (the "Registrant"), Merrimack Corporation, a Delaware corporation and a wholly owned subsidiary of Unitrode ("Sub") and BENCHMARQ Microelectronics, Inc., a Delaware corporation ("BENCHMARQ"), agreed to amend their previously reported Agreement and Plan of Merger, dated as of March 2, 1998 (the "Merger Agreement"), pursuant to an Amendment to Agreement and Plan of Merger (the Merger Agreement, as so amended, the "Amended Merger Agreement").

      Under the terms of the Amended Merger Agreement, BENCHMARQ stockholders will receive one share (the "Exchange Ratio") of the Registrant's common stock, par value $.01 per share, for each outstanding share of BENCHMARQ common stock, par value $.001 per share ("BENCHMARQ Common Stock") and no adjustments to the Exchange Ratio will be made regardless of the trading value of the stock. The other changes to the Merger Agreement effected by the Amended Merger Agreement relate to certain representations and warranties, and the termination and termination fees provisions.

      On June 23, 1998, the Registrant and BENCHMARQ amended the Stock Option Agreement (the "Stock Option Agreement") dated as of March 2, 1998 (the Stock option Agreement, as so amended, the "Amended Stock Option Agreement") to modify certain termination events and to change the exercise price of the option to $11.38 per share.

      On June 23, 1998, the Registrant and certain stockholders of BENCHMARQ amended Voting Agreement (the "Voting Agreement") dated as of March 2, 1998 (the Voting Agreement, as so amended, the "Amended Voting Agreement") to reflect the obligation of such stockholders to vote their shares of BENCHMARQ Common Stock at a meeting of BENCHMARQ stockholders in favor of the transactions contemplated by the Amended Merger Agreement.

      The foregoing is qualified in its entirety by reference to the Amendment to Agreement and Plan of Merger, the Amendment to Stock Option Agreement and the Amendment to Voting Agreement, and the Registrant's and BENCHMARQ's joint press release dated June 24, 1998, copies of which are attached as exhibits hereto and which are incorporated by reference herein.



 Item 7.   Financial Statements, Pro Forma Financial Information and
           Exhibits

 Exhibit No.              Description

      2.1 Amendment to Merger Agreement, dated as of June 23, 1998, by and among Unitrode Corporation, Merrimack Corporation and BENCHMARQ Microelectronics, Inc.

      2.2 Amendment to Stock Option Agreement dated as of June 23, 1998, by and among Unitrode Corporation, Merrimack Corporation and BENCHMARQ Microelectronics, Inc.





      2.3 Amendment to Voting Agreement, dated as of June 23, 1998, by and among Unitrode Corporation, Merrimack Corporation and BENCHMARQ Microelectronics, Inc.

      99.1 Form of Joint Press Release issued by Unitrode Corporation and BENCHMARQ Microelectronics, Inc. on June 24, 1998.





























































                                   SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   UNITRODE CORPORATION



                                   By: /s/ Robert J. Richardson
                                      --------------------------
                                           Robert J. Richardson


 Date:  June 24, 1998


















































                                 Exhibit Index

 Exhibit  No.          Description                                 Sequential
                                                                   Page No.
   2.1 Amendment to Merger Agreement, dated as of June 23, 1998, by and among Unitrode Corporation,
               Merrimack Corporation and BENCHMARQ
               Microelectronics, Inc.

   2.2         Amendment to Stock Option Agreement dated as of
               June 23, 1998, by and among Unitrode Corporation,
               Merrimack Corporation and BENCHMARQ
               Microelectronics, Inc.

   2.3 Amendment to Voting Agreement, dated as of June 23, 1998, by and among Unitrode Corporation, Merrimack
               Corporation and BENCHMARQ Microelectronics, Inc.

  99.1         Form of Joint Press Release issued by Unitrode
               Corporation and BENCHMARQ Microelectronics, Inc.
               on June 24, 1998.